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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 14, 1997
                                                      ----------------------


                                 Spyglass, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                             ----------------------
                 (State or other jurisdiction of incorporation)




                0-26074                                  37-1258139
                -------                                 ------------
          (Commission File Number)            (IRS Employer Identification No.)




                          Naperville Corporate Center
                        1240 East Diehl Road, 4th Floor
                                 Naperville, IL              60563
                 ----------------------------------------------------
                 (Address of principal executive offices)  (Zip Code)




Registrant's Telephone Number, including area code: (630) 505-1010
                                                   ----------------


                                      N/A
                                     -----
     (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

     On November 14, 1997, Spyglass, Inc. (the "Registrant") acquired (the "Acquisition") all of the issued capital stock of AllPen Software, a California corporation ("AllPen"), by means of a merger of Spyglass Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Registrant (the "Transitory Subsidiary"), with and into AllPen. The Acquisition took place pursuant to an Agreement and Plan of Merger, dated as of November 14, 1997 (the "Merger Agreement"), among the Registrant, the Transitory Subsidiary and AllPen. Under the terms of the Merger Agreement, the stockholders of AllPen received an aggregate of 639,246 shares of the Registrant's Common Stock, $.01 par value per share, in exchange for their AllPen common stock. Also pursuant to the Merger Agreement, AllPen optionholders received options for shares of the Registrant's Common Stock in exchange for their outstanding options for common stock of AllPen. The consideration for the common stock and options of AllPen was determined by arm's length negotiation between the parties as to the fair market value of AllPen as a going concern. Under the terms of the Merger Agreement, 10% of the shares of the Registrant's Common Stock issuable to the stockholders of AllPen in exchange for their AllPen common stock were deposited in escrow to secure certain indemnification obligations of the AllPen stockholders. AllPen is located in Los Gatos, California, and is in the business of systems integration and software development focused on Internet technology for non-PC devices.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of business acquired. Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby indicates that the filing of such financial statements at this time is impracticable and undertakes to file such information on a Form 8-K/A to this Report as soon as it is available, and in any event on or before January 30, 1998.

     (b) Pro forma financial information. Not filed herewith; to be filed by amendment. Pursuant to Items 7(a)(4) and 7(b)(2) of From 8-K, the Registrant hereby indicates that the filing of such financial information at this time is impracticable and undertakes to file such information on a Form 8-K/A to this Report as soon as it is available, and in any event on or before January 30, 1998.

     (c) Exhibits.  See Exhibit Index.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPYGLASS, INC.
                                             ---------------
                                             (Registrant)





November 21, 1997                            /s/ Gary L. Vilchick
-----------------                            -----------------------------------
  (Date)                                     Gary L. Vilchick
                                             Executive Vice President,
                                             Finance, Administration and
                                             Operations and Chief Financial
                                             Officer


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                                 Exhibit Index
                                 -------------

Exhibit
 No.               Description
------             -----------

  2 Agreement and Plan of Merger dated as of November 14, 1997 by and among the Registrant, Spyglass Acquisition Corp. and AllPen Software.





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